VAN KAMPEN FOCUS PORTFOLIOS, SERIES 354
                     THE ROARING 2000s PORTFOLIO, SERIES 18

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 3, 2002

         Notwithstanding anything to the contrary in the prospectus, Golden State Bancorp, Inc. was recently acquired in a cash transaction. As a result, the stock of such company is no longer included in the Portfolio set forth above.

Supplement Dated: November 8, 2002